                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Sierra Prime Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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*    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q. Why am I receiving this proxy statement?

A. The parent company of the investment adviser, Great Western Financial Corporation, has merged with Washington Mutual, Inc. Washington Mutual is the parent of Composite Research & Management Co., the adviser of the Composite Funds. Washington Mutual has decided to consolidate the Sierra Funds and the Composite Funds into a single family of funds. As a result of this consolidation, it is being proposed that the Sierra Prime Income Fund (the "Fund"), (1) restructure its board to include the current trustees and the current directors of the Composite Funds, (2) approve Composite Research & Management Co. as the Fund's new investment adviser, and (3) reapprove the sub-advisory agreement.

Q. How will this affect my account?

A. You can expect the same level of management expertise and shareholder service that you currently receive. The nominees for the Board of Trustees and the new investment adviser have extensive experience in the management of investment companies designed for the individual investor. The new advisory agreement will be substantially similar to the Fund's current advisory agreements. The current investment sub-adviser for the Fund will continue to provide portfolio management services. The new investment advisory and sub-advisory arrangements will not increase the overall fees paid by the Fund.

Q. Why do I need to vote?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund.

Q. How does the Board of Trustees suggest that I vote?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q. Who is paying for expenses related to the shareholder meeting?

A. Composite Research & Management Co., the Fund's proposed new investment adviser, or its affiliates will pay for expenses relating to the shareholder meeting. The Fund will not pay any expenses relating to the shareholder meeting.

Q. Where do I mail my proxy card?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:
                                   [Address]

Q. Whom do I call if I have questions?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at [number] between [times] Pacific Time, Monday through Friday.

                                PRELIMINARY COPY


                            SIERRA PRIME INCOME FUND
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON                , 1997

TO THE SHAREHOLDERS OF THE SIERRA PRIME INCOME FUND:

     You are cordially invited to attend a special meeting of the Sierra Prime
Income Fund (the "Fund"), a Massachusetts business Trust, on                at
       p.m. Pacific Time or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation, 9301 Corbin Avenue, Suite 333, Northridge, California 91324. Shareholders of the Fund will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

     PROPOSAL 1:  To consider and act upon a proposal to elect a Board of
                  Trustees.

     PROPOSAL 2:  To approve or disapprove a new Investment Management Agreement between the Fund and Composite Research & Management Co. ("Composite").

     PROPOSAL 3:  To approve or disapprove a new Investment Sub-Advisory
                  Agreement for the Fund between Composite and Van Kampen American Capital Management, Inc. ("Van Kampen").

     PROPOSAL 4:  To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Only shareholders of the Fund at the close of business on are entitled to notice of, and to vote at, the Special Meeting.

     Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed Proxy Card. A postage paid envelope is enclosed for your convenience so that you may return your Proxy Card as soon as possible. It is most important and in your interest for you to sign and date your Proxy Card and return it so that a quorum will be present and a maximum number of shares may be voted. The Proxy is revocable at any time prior to its use.

                                          By Order of the Board of Trustees

                                          Keith B. Pipes
                                          Secretary

Dated: October   , 1997

                                PRELIMINARY COPY


                            SIERRA PRIME INCOME FUND
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of the Sierra Prime Income Fund (the "Fund"), in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held
on                , at      p.m. Pacific Time, or at any adjournment thereof
(the "Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Cards will be mailed to shareholders on or about October 31, 1997.

     The primary purpose of the Special Meeting is to (1) ask shareholders to elect a board of Trustees, (2) permit shareholders of the Fund to consider a new Investment Advisory Agreement (the "New Management Agreement") between the Fund and Composite Research & Management Co. ("Composite"), and (3) permit shareholders to consider a new Investment Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between Composite and Van Kampen to take effect at the time of the effectiveness of a New Management Agreement. The Fund's New Management Agreement is substantially similar to the Fund's current Investment Advisory Agreement (the "Current Advisory Agreement"), except for the parties and dates of execution, effectiveness and initial term.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy
to be received on or before      p.m. Pacific Time on             , 1997. No
postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR each proposal listed above (each a "Proposal" and, together, the "Proposals"). Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting. The
close of business on                1997 has been fixed as the record date (the
"Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof.

     As of        , 1997, the Fund had      shares issued and outstanding. Each
full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     [The expenses of the Special Meeting will be borne by Composite and its affiliates.] The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Composite and Sierra Fund Administration Corporation ("Sierra Administration"), their affiliates, or third parties hired for such purpose. It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy
Card will be mailed to shareholders on or about           .

     THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 1997, UPON REQUEST. THE ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, 9301 CORBIN AVENUE, SUITE 333, NORTHRIDGE, CALIFORNIA 91324 OR BY CALLING (800) 222- 5852.

     The Fund is registered as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, (the "1940 Act") and its shares are registered under the Securities Act of 1933.

                                  INTRODUCTION

     On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Investment Advisors Corporation ("Sierra Advisors"), the Fund's current investment adviser, and Washington Mutual, Inc. ("Washington Mutual"), a publicly-held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors and its affiliates are now indirect subsidiaries of Washington Mutual.

     The Special Meeting is being called in preparation for the planned consolidation of the funds managed by Sierra Advisors and its affiliates and those managed by Composite, which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in a common Board and a single investment adviser. This Proxy Statement relates only to the Proposals and the Fund and does not address any other funds in the Sierra/Composite family of funds.

PROPOSAL 1:  TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES OF
             THE FUND.

     At the Special Meeting, it is proposed that thirteen Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Board of the Fund. Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mmes. Blake and Farrell currently serve on the Board of Directors of the mutual funds managed by Composite (the "Composite Funds"), but have not previously served on the Board of the Fund.

     The Proposal to elect the Board is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Trustees may not fill vacancies unless at least two-thirds of the Trustees holding office after such vacancies are filled have been elected by the shareholders. Approval of this Proposal will provide a combined Board consisting of the current Trustees of the Sierra Family of Funds and the Directors of the Composite Family of Funds. This Proposal, if approved, will provide the Board with operating flexibility by making it possible for the Board to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees may recommend.

     The Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, the Fund is not required to hold annual meetings. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Fund's Agreement and Declaration of Trust. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Fund, if any, tenure in office, age, principal occupations or employment during the past five years, trusteeships/directorships with other companies which file reports periodically with the Securities and Exchange Commission ("SEC"), number of Trustee positions with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which Sierra Advisors or an affiliated person of Sierra Advisors provides investment advisory or administration services (the "Sierra Fund Complex," consisting of the Fund, Sierra Trust Funds, The Sierra Variable Trust and Sierra Asset Management Portfolios and the "Composite Funds," consisting of Composite Bond & Stock Fund, Inc. Composite Growth & Income Fund, Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc. Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of July 1, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of the Fund and the Trustees and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

                                  ADDRESS AND BUSINESS EXPERIENCE
                                            DURING THE                                      PERCENTAGE
                                          PAST FIVE YEARS            SHARES BENEFICIALLY        OF
   NAME, AGE AND POSITION             (INCLUDING ALL CURRENT             OWNED AS OF       OUTSTANDING
       WITH THE FUND                      DIRECTORSHIPS)               JULY 1, 1997**         SHARES
----------------------------    -----------------------------------  -------------------   ------------
Arthur H. Bernstein, Esq.       11661 San Vicente Blvd., Suite 701,         None               ***
  (72)                          Los Angeles, CA 90049.
  Chairman of the Board of      President, Bancorp Capital Group,
  Trustees and Trustee since    Inc., 1988 to present; President,
  1996.                         Bancorp Venture Capital, Inc., 1988
                                to present. Trustee of 4 Trusts in
                                the Sierra Fund Complex.
David E. Anderson (70)          17960 Seabreeze Drive,                      None               ***
  Trustee since 1996.           Pacific Palisades, CA 90272.
                                Retired. Formerly, President and
                                Chief Executive Officer, GTE
                                California, Inc., 1979 to 1988.
                                Trustee of 4 Trusts in the Sierra
                                Fund Complex.
Edmond R. Davis, Esq. (69)      550 South Hope Street, 21st Floor,          None               ***
  Trustee since 1996.           Los Angeles, CA 90071.
                                Partner, Brobeck, Phleger &
                                Harrison (law firm) 1987 to
                                present. Trustee of 4 Trusts in the
                                Sierra Fund Complex.
John W. English (64)            50-H New England Ave., PO Box 640,          None               ***
  Trustee since 1996.           Summit, NJ 07902-0640. Retired.
                                Formerly, Vice President and Chief
                                Investment Officer, Ford
                                Foundation, 1981 to 1993. Chairman
                                of the Board and Director, The
                                China Fund, Inc. (a closed-end
                                mutual fund), 1993 to present;
                                Director, The Northern Fund
                                Company's Benchmark Funds (open-end
                                mutual funds), 1994 to present.
                                Trustee of 4 Trusts in the Sierra
                                Fund Complex.

                                  ADDRESS AND BUSINESS EXPERIENCE
                                            DURING THE                                      PERCENTAGE
                                          PAST FIVE YEARS            SHARES BENEFICIALLY        OF
   NAME, AGE AND POSITION             (INCLUDING ALL CURRENT             OWNED AS OF       OUTSTANDING
       WITH THE FUND                      DIRECTORSHIPS)               JULY 1, 1997**         SHARES
----------------------------    -----------------------------------  -------------------   ------------
Alfred E. Osborne, Jr.          110 Westwood Plaza, Suite C305, Los
  Ph.D.(52)                     Angeles, CA 90095-1481. Professor,
  Trustee since 1996.           The Anderson School and Director,
                                The Harold Price Center for
                                Entrepreneurial Studies at
                                University of California at Los
                                Angeles, 1972 to present;
                                Independent general partner,
                                Technology Funding Venture Partners
                                V, 1990 to present. Director, Times
                                Mirror Company, 1980 to present;
                                Director, United States Filter
                                Corporation, 1991 to present;
                                Director, Nordstrom, Inc., 1987 to          None               ***
                                present; Director, Greyhound Lines,
                                Inc., 1994 to present. Trustee of 4
                                Trusts in the Sierra Fund Complex,
                                1989 to 1993 and 1996 to present.
Wayne L. Attwood, M.D. (68)     2931 S. Howard, Spokane, WA 99203.          None               ***
  Nominee                       Retired. Formerly, Doctor of
                                internal medicine and
                                gastroenterology. Director of all
                                of the Composite Funds.
Kristianne Blake (43)           705 W. 7th, Suite D, Spokane, WA            None               ***
  Nominee                       99203. President, Kristianne Gates
                                Blake, PS. Director of all of the
                                Composite Funds.
Anne V. Farrell* (62)           425 Pike Street, Suite 510,                 None               ***
  Nominee                       Seattle, WA 98101. President and
                                Chief Executive Officer, The
                                Seattle Foundation. Director,
                                Washington Mutual, Inc. Director of
                                all of the Composite Funds.
Michael K. Murphy* (60)         P.O. Box 3366, Spokane, WA 99220.           None               ***
  Nominee                       Chairman and Chief Executive
                                Officer, CPM Development
                                Corporation. Director, Washington
                                Mutual, Inc. Director of all of the
                                Composite Funds.
William G. Papesh* (54)         601 W. Main Avenue, Suite 801,              None               ***
  Nominee                       Spokane, WA 99201. President and
                                Director, Composite, 1995 to
                                present; President and Director,
                                Composite Funds Distribution, Inc.,
                                1997 to present; President and
                                Director, Murphey Favre Securities
                                Services Inc., 1987 to present;
                                Director of all of the Composite
                                Funds, 1989 to present.
Daniel L. Pavelich (53)         Two Prudential Plaza, 180 North             None               ***
  Nominee                       Stetson Ave., Suite 4300, Chicago,
                                Il 60601. Chairman and Chief
                                Executive Officer, BDO Seidman.
                                Director of all of the Composite
                                Funds.

                                  ADDRESS AND BUSINESS EXPERIENCE
                                            DURING THE                                      PERCENTAGE
                                          PAST FIVE YEARS            SHARES BENEFICIALLY        OF
   NAME, AGE AND POSITION             (INCLUDING ALL CURRENT             OWNED AS OF       OUTSTANDING
       WITH THE FUND                      DIRECTORSHIPS)               JULY 1, 1997**         SHARES
----------------------------    -----------------------------------  -------------------   ------------
Jay Rockey (69) Nominee         2121 Fifth Avenue, Seattle, WA              None               ***
                                98121. Chairman and Chief Executive
                                Officer, The Rockey Company.
                                Director of all of the Composite
                                Funds.
Richard C. Yancey (71)          535 Madison Avenue, New York, NY            None               ***
  Nominee                       10022. Senior Advisor, Dillon, Read
                                & Co., Inc. Director of all of the
                                Composite Funds.

---------------

*  Denotes an individual who is an "interested person" as defined in the 1940
   Act.

** This information has been provided by each Nominee for Trustee of the Fund.

*** As of July 1, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

COMPENSATION OF TRUSTEES

     Each Trustee who is not an "interested person" within the meaning of the 1940 Act ("Disinterested Trustee") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the Trusts in the Sierra Fund Complex for which he or she serves. The Fund pays each Trustee who is not a director, officer or employee of Washington Mutual, Sierra Investment Services Corporation ("Sierra Services"), Sierra Advisors, the investment sub-adviser or First Data Investor Services Group, Inc., or any of their affiliates, $5,000 per annum plus $1,000 per board meeting attended, $750 per Audit and/or Nominating Committee meeting attended, and reimbursement for travel and out-of-pocket expenses. Since December 1996, the Chairman has received one and a half times the normal Trustee's compensation. The Chairman of the Audit Committee receives $1,500 per Audit Committee meeting attended. Officers of the Fund receive no direct remuneration for serving in such capacity from the Fund. Officers of the Fund who are employees of Sierra Advisors or its affiliates may be considered to have received remuneration indirectly.

     Pursuant to an exemptive order granted by the SEC, the Fund's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to Plan participants are paid solely out of the Fund's assets.

     The aggregate compensation payable by the Fund to each of the Trustees serving during the fiscal year ended September 30, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended September 30, 1997, by the Sierra Fund Complex is also set forth in the compensation table below.

                               COMPENSATION TABLE

                                                                              ESTIMATED TOTAL COMPENSATION
                                                                                  FROM REGISTRANT AND
                                             AGGREGATE COMPENSATION          FUND COMPLEX PAID TO TRUSTEES
                                         FROM REGISTRANT FOR THE FISCAL              FOR THE PERIOD
       NAME OF PERSON, POSITION          YEAR ENDED SEPTEMBER 30, 1997          ENDED SEPTEMBER 30, 1997
---------------------------------------  ------------------------------     --------------------------------
*James H. Overholt+....................             $      0                   $0 for service on 2 boards
  President and Trustee
 David E. Anderson.....................             $ 13,000                $42,000 for service on 4 boards
  Trustee
 Arthur H. Bernstein, Esq.++...........             $ 17,125                $54,063 for service on 4 boards
  Chairman of the Board and Trustee
 Edmond R. Davis, Esq..................             $ 13,000                $42,000 for service on 4 boards
  Trustee
John W. English........................             $ 13,000                $42,000 for service on 4 boards
  Trustee
Alfred E. Osborne, Jr.,................             $ 13,000                $42,000 for service on 4 boards
  Trustee

---------------

 * A Trustee who is an "interested person" as defined in the Investment Company Act.

 + Mr. Overholt was appointed a trustee of the Fund on June 2, 1997. He replaced
   Mr. Brian Cerini, who resigned effective June 1, 1997. Neither Mr. Overholt nor Mr. Cerini received any compensation from the Fund or the Fund Complex.

++ Mr. Bernstein was paid $1,500, $1,500 and $1,125 for Audit Committee Meetings held by Sierra Trust Funds, Sierra Variable Trust and Sierra Prime Income Fund, respectively. On June 2, 1997, he was appointed Chairman of the Boards of each Trust in the Fund Complex and receives $500 per week for serving.

   MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     There were five meetings of the Board of Trustees, held during the fiscal year ended September 30, 1997. During that fiscal year, all Trustees attended at least 75% of the meetings of the Board.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Funds' financial operations. The members of the Audit Committee during the fiscal year ended September 30, 1997, were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met once during the fiscal year ended September 30, 1997 and all members attended the meeting.

     The Board has a Nominating Committee. The Nominating Committee makes recommendations to the full Board with respect to candidates for the Board. Recommendations by shareholders are not routinely considered by the Nominating Committee. The members of the Nominating Committee are Messrs. Anderson, Bernstein, Davis, Osborne and English, each of whom is not an "interested person" within the meaning of the 1940 Act. The Nominating Committee did not meet during the fiscal year ended September 30, 1997.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At a meeting of the Board held on October 28, 1997, the Board recommended that shareholders vote FOR each of the Nominees for Trustees named herein. In recommending that shareholders elect the Nominees as Trustees of the Fund, the Board considered the Nominees' experience and qualifications. In particular, each of the Nominees who has not previously served on the Board has previous experience serving on the Board of Directors of various funds in the Composite Family of Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The Election of each Nominee requires the affirmative vote of aplurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Fund, the Board will consider alternative nominations.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE
                           ELECTION OF THE TRUSTEES.

PROPOSAL 2:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT
             BETWEEN THE FUND AND COMPOSITE RESEARCH & MANAGEMENT CO.

     The Board has determined that it would be in the best interest of the Fund and their shareholders to retain Composite as the investment adviser for the Fund and recommends that shareholders of the Fund approve Composite as its adviser and approve the New Management Agreement between the Fund and Composite, in a form of which is attached hereto as Exhibit A. The Trustees of the Fund, including all of the Disinterested Trustees, approved the New Management Agreement at a meeting held on October 28, 1997. The Trustees do not anticipate, as a result of the change in investment advisers, any reduction in the quality of services now provided to the Fund.

     The Trustees recommend that Composite replace the Fund's current investment adviser, Sierra Advisors. Sierra Advisors, as the result of a recent merger between Washington Mutual and Sierra Advisors' former indirect parent, GWFC, is an indirect subsidiary of Washington Mutual. Washington Mutual has indicated that it intends to consolidate all of its investment advisory businesses within Composite. As a result of such consolidation, which would likely occur in early 1998, Sierra Advisors would cease to exist as a separate entity.

SIERRA ADVISORS

     Sierra Advisors is registered under the Investment Advisers Act of 1940 (the "Advisers Act") and is currently the investment adviser to the Fund. Although Sierra Advisors serves as investment adviser to the Fund, investment discretion for the Fund generally has been delegated to an investment sub-adviser. Nonetheless, Sierra Advisors remains responsible for analyzing economic and market trends; formulating and assessing investment policies and recommending changes to the Board where appropriate; supervising compliance by the sub-adviser with the Fund's investment objectives, policies and limits, as well as with laws and regulations applicable to the Fund; evaluating the performance of the subadviser in light of selected benchmarks and the needs of the Fund; evaluating potential additional or replacement subadvisers and recommending changes to the Board where appropriate; and reporting to the Board and shareholders on the foregoing. The sub-adviser, in turn, is responsible for continuously reviewing, supervising and administering the Fund's investment program with respect to the Fund's assets.

COMPOSITE

     Composite, a subsidiary of Washington Mutual, with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is also registered under the Advisers Act. Composite has been in the investment management business since 1944 and currently manages more than $2.6 billion for mutual funds and institutional accounts, including more than $1.7 billion within the Composite Funds. Composite currently does not provide investment services to another investment company having investment objectives similar to the Fund. It is anticipated that Composite would, at least initially, delegate investment discretion for the Fund to the sub-adviser listed in Proposal 3 of this Proxy Statement. The names and addresses and principal occupations of the directors and principal executive officers of Composite are as follows:

   NAME AND POSITION
    WITH THE ADVISER              ADDRESS                        PRINCIPAL OCCUPATION
------------------------    --------------------    -----------------------------------------------
William G. Papesh           1201 Third Avenue       Director and President, Composite; Director and
  Director and President    Seattle, WA 98101       President, Murphey Favre Securities Services
                                                    Inc.
Kerry K. Killinger          1201 Third Avenue       Chairman, Chief Executive Officer and Director,
  Director                  Seattle, WA 98101       Washington Mutual Bank.
Monte D. Calvin             1201 Third Avenue       Executive Vice President, Murphey Favre
  Director and Treasurer    Seattle, WA 98101       Securities Services Inc.
Craig S. Davis              1201 Third Avenue       Executive Vice President, Washington Mutual;
  Director                  Seattle, WA 98101       Chairman, ASB Financial Services
J. Pamela Dawson            1201 Third Avenue       President, WM Financial Services, Inc.;
  Director                  Seattle, WA 98101       President, ASB Financial Services, Inc.

THE INVESTMENT MANAGEMENT AGREEMENT

     In anticipation of the consolidation of Sierra Advisors with Composite, the Trustees of the Fund, including the Disinterested Trustees, unanimously approved the New Management Agreement. The material provisions of the New Management Agreement are substantially similar to the material provisions of the Current Advisory Agreement between Sierra Advisors and the Fund, except for (1) the new investment adviser; (2) the dates of execution, effectiveness and initial term; and (3) the deletion of provisions relating to state expense limits that have been preempted by federal law. See "The New Management Agreement" below.

THE CURRENT ADVISORY AGREEMENT

     The Current Advisory Agreement, dated February 14, 1996, was last approved by the initial shareholder of the Fund, at commencement of operations, on February 16, 1996.

     The Current Advisory Agreement provides that Sierra Advisors, in return for its fee, will (1) participate in the formulation of the Fund's investment policies; (2) analyze economic trends affecting the Fund; (3) monitor the expenses incurred by the Fund; (4) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) that are provided to the Fund and that may be considered by the Fund's investment subadviser in selecting brokers or dealers to execute particular transactions; and (5) monitor and evaluate the services provided by the Fund's investment sub-adviser under its investment sub-advisory agreement, including, without limitation, the sub-advisor's adherence to the Fund's investment objective(s) and policies and the Fund's investment performance. Subject to the approval of the Board and the shareholders of the Fund, Sierra Advisors may delegate certain of its duties enumerated above to one or more sub-advisers.

     The Current Advisory Agreement provides for payment of compensation to Sierra Advisors on the first business day of each month for the previous month at an annual rate of .95% of the value of the Fund's average daily net assets.

     The Current Advisory Agreement provides that Sierra Advisors will bear all expenses in connection with the performance of its services under the Current Advisory Agreement, including, without limitation, payment of sub-advisory fees to any sub-adviser. Each Fund assumes and shall pay or cause to be paid all other expenses of the Fund.

     The Current Advisory Agreement has an initial term of two (2) years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by a vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Advisory Agreement may be terminated without payment of any penalty, on 60 days written notice. The Current Advisory Agreement will also terminate automatically in the event of its assignment.

     The Current Advisory Agreement obligates Sierra Advisors, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Sierra Advisors shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sierra Advisors or its officers, directors or employees, or reckless disregard by Sierra Advisors of its obligations and duties under the agreement. The Current Advisory Agreement also provides that any claims against the Fund may be satisfied only from the assets of the Fund, and that no shareholder, Trustee or officer of the Fund may be held personally liable or responsible for any obligations arising out of such agreement.

     The Trust also has in place an administration agreement Sierra Administration dated February 14, 1996 (the Administration Agreement"), which provides, that Sierra Administration will (a) assist in supervising all aspects of the operations of the Trust except those performed by the investment adviser and sub-advisers under their respective investment management and sub-advisory agreements; (b) supply the Trust with office facilities (which may be in Sierra Administration's own offices, statistical and research data, data processing services, clerical, accounting and bookkeeping services (including, but not limited to, the calculation of the net asset value of shares of the Trust), internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepare reports to the Trust's shareholders and materials for the Board of Trustees; (d) prepare tax returns;
(e) prepare reports to and filings with the Securities and Exchange Commission and state regulatory authorities; (f) cooperate with the Trust's transfer agent for the purpose of establishing and implementing procedures to ensure that the Trust's transfer agency and shareholder relations functions are efficiently carried out; and (g) provide such other similar services as the Trust may reasonably request to the extent permitted under applicable statutes, rules and regulations. The services to be performed by Sierra Administration may be delegated, in whole or in part, to a sub-administrator provided, however, that any delegation of duties does not relieve Sierra Administration of its responsibilities. Sierra Administration is not responsible for the performance of any duties which are required to be performed by the Trust's transfer agent.

     Sierra Administration receives a fee of 0.25% of the average daily net assets of the Trust out of which it pays its expenses and fees of any sub-administrator engaged by Sierra Administration and the base fees and charges (but not transaction-based fees and out-of-pocket expenses) of the Trust's custodian.

     The substance of the current Administration Agreement will continue for the Trust, with the exception that the new administration agreement will replace Sierra Administration with Murphey Favre Securities Services, Inc., a subsidiary of Washington Mutual. The fee payable to Murphey Favre under the new agreement with be the same as currently received by Sierra Administration.

     For the fiscal year ended September 30, 1997, the Fund paid management fees
to Sierra Advisors in the amount of $          ; administration fees to Sierra
Administration in the amount of $          .

THE NEW MANAGEMENT AGREEMENT

     The Board approved the proposed New Management Agreement between the Fund and Composite on October 28, 1997, a form of which is attached as Exhibit A hereto. The material provisions of the New Management Agreement are substantially similar to the material provisions of the Current Advisory Agreement except for (1) the new investment adviser; (2) the dates of execution, effectiveness and initial term; and (3) the deletion of provisions relating to state expense limits that have been preempted by federal law.

     The New Management Agreement provides for compensation to Composite at the same rate as the Current Advisory Agreement. The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Management Agreement as under the Current Advisory Agreements. If the investment advisory fee under the New Management Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which Composite would have been entitled, would have been identical to that to which it was entitled under the Current Advisory Agreements. A portion of the fee payable to Composite under the New Management Agreement will be allocated to the Fund's sub-adviser.

     The New Management Agreement would take effect upon the later to occur of
(1) the obtaining of shareholder approval or (2) January 1, 1998. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Management Agreement, the Board based its determination primarily on its conclusion that Composite could provide a level of service to the Fund that meets or exceeds the current level of service provided to the Fund, and took into account that the fees and expenses payable by the Fund under the New Management Agreement are substantially identical to those payable under the Current Advisory Agreement. Before reaching its conclusions, the Board conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts specifically hired to evaluate Composite's ability to manage the Fund. The Board also was informed of the resources of Washington Mutual that could be made available to Composite and the Fund. The Trustees also considered Composite's experience as adviser and service provider to the Composite Funds.

     Although the Merger did not result in "a change of control" of Sierra Advisors, in light of the upcoming consolidation of Sierra Advisors with Composite, the Board was assured on behalf of Sierra Advisors and Composite that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser that results in the "assignment" of an advisory agreement, as that term is defined in the 1940 Act, so long as the following two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired adviser or the acquiror (Sierra Advisors and Composite, respectively, in this case). If the nominees listed in Proposal 1 above are elected by shareholders, the Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the assignment whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Sierra Advisors and Composite are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the recent Merger or the upcoming consolidation of Sierra Advisors with Composite.

     [The Board also considered that the costs of the Special Meeting would be borne by Composite.]

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Management Agreement with respect to the Fund and voted to recommend its approval to the shareholders of the Fund.

     In the event that shareholders of the Fund do not approve the New Management Agreement, the Current Advisory Agreements will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Management Agreement.

SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Approval of the New Management Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by Proxy, or (2) more than 50% of the Fund's outstanding shares, whichever is less.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
                   APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 3:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
             FOR THE FUND BETWEEN COMPOSITE AND VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

     As a result of the proposed termination of the Current Advisory Agreement, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 28, 1997, concluded that entry into a New Sub-Advisory Agreement for the Fund would be in the best interests of such Fund and its shareholders. Therefore, the Board is recommending that shareholders of the Fund approve the selection of Van Kampen American Capital Management, Inc. ("Van Kampen") to continue to serve as the investment sub-adviser to the Fund and approve a New Sub-Advisory Agreement. Other than the change of the investment adviser to the Fund from Sierra Advisors to Composite, and provisions regarding the dates of effectiveness and termination, there are no material differences between the Current and New Sub-Advisory Agreements.

THE CURRENT SUB-ADVISORY AGREEMENT

     Van Kampen currently serves as the investment sub-adviser to the Fund pursuant to an agreement by and among the Fund, Sierra Advisors and Van Kampen dated October 31, 1996, and approved by the sole shareholder of the Fund on October 29, 1996 subsequent to a change in control of Van Kampen's parent, Van Kampen American Capital , Inc. Under the Current Sub-Advisory Agreement, Van Kampen makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Van Kampen, in return for its fee, and subject to the supervision of the Board and Sierra Advisors, will
(1) act in conformity with the Fund's Agreement and Declaration of Trust, the 1940 Act, the Advisers Act of 1934 and the Internal Revenue Code of 1986; (2) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Prospectus and Statement of Additional Information as in effect and, after notice to Van Kampen, as which may be amended from time to time; (3) place purchase and sale orders to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of the Fund and will furnish to the Fund's Board such periodic, regular and special reports as may be requested; and (5) treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund and past, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreement, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and such records may not be withheld where Van Kampen may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. In providing these services, Van Kampen will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, Van Kampen will furnish the Fund or Sierra Advisors with whatever statistical information the Fund or Sierra Advisors may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

     The Current Sub-Advisory Agreement provides for compensation to Van Kampen from Sierra Advisors calculated as a monthly fee, absent fee waivers, at the rate of .475% of the Fund's average daily net assets.

     The Current Sub-Advisory Agreement provides that Van Kampen will bear all expenses in connection with the performance of its services under the Agreement, which expenses do not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Fund will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Fund's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or Board of the Fund; and any extraordinary expenses. In addition, the Funds pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

     The services of Van Kampen are not deemed to be exclusive, and Van Kampen is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreement are not impaired thereby. The Current Sub-Advisory Agreement also provides that whenever the Fund and one or more other accounts or investment companies advised by Van Kampen have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner.

     The Current Sub-Advisory Agreement has an initial term of two (2) years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty on 30 days written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of the Fund, or upon 90 days written notice by Van Kampen. In addition, the Current Sub-Advisory Agreement will also terminate automatically upon the termination of the investment advisory agreement between the Fund and Sierra Advisors, as well as in the event of an assignment. The New Sub-Advisory Agreement's approval and termination provisions are in substance identical to those of the Current Sub-Advisory Agreement so that the New Sub-Advisory Agreement will have an initial term of two years from the date of execution.

     Under the Current Sub-Advisory Agreement, Van Kampen is not liable for any error of judgment or for any loss suffered by the Fund or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or resulting from willful misfeasance, bad faith or gross negligence on Van Kampen's part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement. In addition, the Current Sub-Advisory Agreement also provides that obligations under the Agreement are binding upon the property and assets of the Fund, and not the trustees, officers, or shareholders of the Fund individually.

THE NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement for the Fund between Composite and Van Kampen at a meeting held on October 28, 1997, a form of which is attached hereto as Exhibit B. The form of the proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the change of the investment adviser from Sierra Advisors to Composite and the dates of execution, effectiveness and initial term.

     The sub-advisory fees as a percentage of net assets now payable by Composite will be the same under the New SubAdvisory Agreement as under the Current Sub-Advisory Agreement with Sierra Advisors. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which Van Kampen would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement. Van Kampen may from time to time and at its discretion voluntarily waive all or a portion of its fees in order to assist the Funds in maintaining competitive expense ratios. Van Kampen reserves the right to terminate any voluntary fee waiver and reimbursement at any time.

     At a meeting held on October 28, 1997, the Board, including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement for the Fund, and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the obtaining of shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Van Kampen. In this regard, the Board took into account the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Van Kampen, and the fact that the fees and expenses are substantially identical.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Advisory Agreement between the Fund and Composite. However, if the New Advisory Agreement is approved and shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING VAN KAMPEN

     Van Kampen acts as investment sub-advisor for the Fund and has acted as investment sub-adviser for the Fund since the commencement of its investment operations.

     Van Kampen is located at One Parkview Plaza, Oakbrook, Illinois 60181. Van Kampen is an indirect wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holding, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a publicly held financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1997, of more than $64.3 billion.

     The directors and principal executive officers of Van Kampen and their principal occupations are listed below.

            NAME AND ADDRESS                                 PRINCIPAL OCCUPATION
-----------------------------------------  --------------------------------------------------------
Don G. Powell                              Chairman and Chief Executive Officer
Dennis J. McDonnell                        President and Chief Operating Officer
Ronald A. Nyberg                           Executive Vice President, General Counsel and Assistant
                                           Secretary
William R. Ryback                          Executive Vice President and Chief Financial Officer

     None of the Officers or Trustees of the Fund is an officer, employee, director, or shareholder of the Van Kampen.

     As compensation for investment sub-advisory services to the Fund for the fiscal year ended September 30, 1997, Van Kampen received compensation in the amount of $51,356.

     Van Kampen currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the Fund:

                                                           AMOUNT OF ASSETS
              NAME OF INVESTMENT COMPANY                   UNDER MANAGEMENT     RATE OF COMPENSATION
-------------------------------------------------------    ----------------     --------------------
Van Kampen Prime Rate Fund.............................    $




SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of a Fund are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE
                          NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

     Information about the Fund's current Trustees is set forth under Proposal 1 above. Presently, no officer of the Fund is an officer, employee, director or shareholder of Composite. Nonetheless, each of the following officers of the Fund are officers or employees of an entity that is under common control with
Composite:

                                                                              SHARES BENEFICIALLY
 NAME, AGE AND POSITION     ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST       OWNED AS OF
     WITH THE TRUST           FIVE YEARS (INCLUDING ALL DIRECTORSHIPS)**         JULY 1, 1997
-------------------------  -------------------------------------------------  -------------------
James H. Overholt(50)      President and Chief Executive Officer, Sierra               ***
  President and Chief      Capital Management Corporation ("SCMC"), 1997 to
  Executive Officer        present; President and Director, Sierra
                           Administration, 1997 to present; Chairman, Sierra
                           Advisors, 1997 to present; President and Chief
                           Executive Officer, Sierra Services, 1997 to
                           present; President and Chief Executive Officer,
                           Great Western Financial Securities Corporation,
                           1996 to present; President and Chief Executive
                           Officer, Bank South Investment Services, 1994 to
                           1995; President and Chief Executive Officer,
                           Wachovia Brokerage Services, 1991 to 1993;
Keith B. Pipes (41)        Senior Vice President, Chief Financial Officer              ***
  Executive Vice           and Secretary, SCMC, 1988 to present; Chief
  President, Treasurer     Financial Officer, Secretary and Treasurer,
  and Secretary            Sierra Secretary Administration, 1988 to present;
                           Executive Vice President and Secretary, Sierra
                           Advisors, 1988 to present; Senior Vice President,
                           Chief Financial Officer and Secretary, Sierra
                           Investment Services, 1992 to present;
Michael D. Goth (52)       Chief Operating Officer, Sierra Advisers, 1991 to           ***
  Senior Vice President    present
Stephen C. Scott (52)      President and Chief Investment Officer, Sierra              ***
  Senior Vice President    Advisers, 1988 to present; Senior Vice President
                           and Chief Investment Officer, Sierra Investment
                           Services, 1996 to present.
Craig M. Miller (38)       Vice President and Controller, SCMC, Sierra                 ***
  Assistant Treasurer      Administration and Sierra Investment Services,
                           1993 to present; Audit Manager, Coopers &
                           Lybrand, L.L.P., 1987 to 1993

---------------

 ** The address of each officer of the Trust affiliated with Sierra Advisors or Sierra Investment Services is 9301 Corbin Avenue, Suite 333, Northridge, CA 91324.

*** As of July 1, 1997, the officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of the Fund of the Trust.

     Each officer of the Fund will hold such office until a successor has been elected by the Board. It is the intention of the Nominees, if elected, to replace certain of the Fund's officers with individuals familiar with Composite's mutual fund organization.

INVESTMENT ADVISER AND SUB-ADVISERS

     See "Sierra Advisors" on page 7 and "Information Regarding Van Kampen" on page 13 for additional information concerning the current adviser and sub-adviser.

PRINCIPAL UNDERWRITER

     Sierra Services, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Fund's principal underwriter or distributor. Sierra Services is a wholly owned subsidiary of Sierra Capital Management Corporation which is an indirect wholly owned subsidiary of Washington Mutual. For the fiscal year ended September 30, 1997, the Fund paid no fee to Sierra Services. Effective
January 1, 1998, Composite Funds Distributor, Inc., located at             ,
will become the Fund's distributor. Composite Funds' Distributor, Inc. is a wholly owned subsidiary of Washington Mutual.

ADMINISTRATOR

     Sierra Administration, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Fund's administrator. Sierra Administration is a wholly owned subsidiary of Sierra Capital Management Corporation which is located at the same address. For the fiscal year ended September 30, 1997, the Fund paid Sierra Administration an aggregate fee of $27,029 for services rendered as the administrator. Effective January 1, 1998, Murphey Favre Securities Services, Inc., located at 6501 W. Main Avenue, Spokane, WA 99201, will become the Fund's administrator. Murphey Favre Securities Services, Inc. is a wholly owned subsidiary of Washington Mutual.

PORTFOLIO TRANSACTIONS

     In the fiscal year ended September 30, 1997 the Fund paid no brokerage commissions to affiliated brokers.

BENEFICIAL OWNERS

     To the Fund's knowledge, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of each Fund.

                                                                   AMOUNT OF          PERCENT OF TOTAL
                      NAME AND ADDRESS                        BENEFICIAL OWNERSHIP   SHARES OUTSTANDING
------------------------------------------------------------  --------------------   ------------------


SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Fund is not required to hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Sierra Prime Income Fund, 9301 Corbin Avenue, Northridge, California 91324, c/o Secretary, Sierra Prime Income Fund.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the outstanding shares entitled to vote are present in person or in proxy. Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 and 3. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees,

                                          Keith B. Pipes
                                          Secretary

Dated: October 31, 1997

                                                                       EXHIBIT A

                            SIERRA PRIME INCOME FUND

                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated           , 1997,
between the Sierra Prime Income Fund, a Massachusetts business trust, (the "Trust"), (referred to herein as the "Fund") and Composite Research & Management Co., a Washington corporation (the "Manager").

                                   WITNESSETH

     WHEREAS, the Trust is a closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The Fund hereby appoints the Manager to act as investment manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the Fund, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Fund's Board of Trustees and subject to the following understandings:

          (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (as hereinafter defined) of the Fund and the investment policies of the Fund as determined by the Board of Trustees of the Fund.

          (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

          (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          (e) Subject to the provisions of the Agreement and Declaration of Trust of the Fund and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this
     Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of the Fund for its services to the Fund. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Sub-adviser.

     3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Fund but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund, as applicable, and any extraordinary expenses will be borne by the Fund.

     5. Compensation. For the services provided pursuant to this Agreement, the Fund shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets of the Fund as stated in Schedule A attached hereto. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Fund acknowledges that the Manager, as agent for the Fund, may allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Delivery of Documents. The Fund has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          (a) Agreement and Declaration of Trust (such Agreement and Declaration as presently in effect and as amended from time to time, the "Declaration of Trust");

          (b) Bylaws of the Fund;

          (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Fund on Form N-2, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

          (d) Notification of Registration of the Fund under the 1940 Act on Form N-8A;

          (e) Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

          (f) Statement of Additional Information of the Fund (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Fund's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     10. Use of Name and Logo. The Fund agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra", "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force,
(ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund. No such name shall be used by the Fund at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Fund to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and/or its affiliates and the Fund, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund agrees that, upon (i) any violation of the provisions of this Agreement by the Fund or (ii) any termination of this Agreement, by either party or otherwise, the Fund will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Fund so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Fund shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Fund: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     12.  Miscellaneous.

     (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Fund from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (b) The Fund shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Declaration of Trust and Limitation of Liability. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Fund on behalf of the Trustees of the Fund, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of the Trustees, officers, employees, agents or shareholders of the Fund individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                          SIERRA PRIME INCOME FUND

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

Attest:

By:

   -----------------------------------
   Name:
   Title:

                                          COMPOSITE RESEARCH &
                                          MANAGEMENT CO.

                                          By:

                                            ------------------------------------
                                            William G. Papesh
                                            President

Attest:

By:

   -----------------------------------
   Sharon L. Howells
   Secretary

                                   SCHEDULE A

                      COMPOSITE RESEARCH & MANAGEMENT CO.
                                 ADVISORY FEES

     The fees to be charged to Sierra Prime Income Fund for advisory services (including any sub-advisory fees) are as follows:

                                                                                     ALL ASSETS
                                                                                     ----------
Sierra Prime Income Fund...........................................................    0.950%

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT

                       EFFECTIVE AS OF             , 1997

Van Kampen American Capital Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Dear Sirs:

     Sierra Prime Income Fund (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and Composite Research & Management Co. ("Composite"), a corporation organized under the laws of the State of California, hereby agree with Van Kampen American Capital Management Inc. (the "Sub-Advisor"), a corporation organized under the laws of the State of Delaware, as follows:

 1. INVESTMENT DESCRIPTION; APPOINTMENT

     The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and in its Prospectus and Statement of Additional Information relating to the Trust as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and Statement of Additional Information and the Trust's Declaration of Trust, as amended or restated, have been or will be submitted to the Sub-Advisor. The Trust agrees to provide copies of all amendments to or restatements of the Trust's Prospectus and Statement of Additional Information and the Trust's Declaration of Trust to the Sub-Advisor on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Advisor will be entitled to rely on all such documents furnished to it by the Trust or Composite. The Trust desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Trust. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

 2. SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of Composite, the Trust's investment advisor, the Sub-Advisor will (a) act in conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, as the same may from time to time be amended, (b) make investment decisions for the Trust in accordance with the Trust's investment objectives and policies as stated in the Trust's Prospectus(es) and Statement of Additional Information as in effect and, after timely notice to the Sub-Advisor, which may be amended from time to time, (c) place purchase and sale orders on behalf of the Trust to effectuate the investment decisions made, (d) maintain books and records with respect to the securities transactions of the Trust and will furnish the Trust's Board of Trustees such periodic, regular and special reports as the Board may reasonably request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information specifically relative to the Trust and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld or delayed and such records may not be withheld where the Sub-Advisor is subject to audit by the U.S. Securities and Exchange Commission or other regulatory, administrative or judicial proceeding or audit or where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Sub-Advisor will furnish the Trust or Composite with whatever statistical information the Trust or Composite may reasonably request with respect to the instruments that the Trust may hold or contemplate purchasing.

 3. BROKERAGE

     In executing transactions for the Trust and selecting banks, syndicated loan agents, brokers or dealers (hereinafter referred to as "brokers or dealers"), the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Trust and its shareholders. In assessing the best overall terms available for any Trust transaction, with respect to the lenders from whom the Trust will purchase assignments and participations in Senior Loans the Sub-Advisor will consider all factors it deems relevant including, but not limited to their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. With respect to investments other than Senior Loans, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Trust, in placing orders with brokers or dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers or dealers who provide the Trust with research advice and other services.

 4. INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and Composite informed of developments materially affecting the Trust, and will on its own initiative, furnish the Trust and Composite on at least a quarterly basis with whatever information the Sub-Advisor reasonably believes is appropriate for this purpose.

 5. STANDARD OF CARE

     The Sub-Advisor shall exercise its reasonable best judgment in rendering the services described in Paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Advisor in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

 6. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, Composite will pay the Sub-Advisor on the first business day of each month a fee for the previous month at an annual rate of .475% of the Trust's average daily net assets. The Sub-Advisor shall have no right to obtain compensation directly from the Trust for services provided hereunder and agrees to look solely to Composite for payment of fees due. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or Statement of Additional Information relating to the Trust as from time to time in effect.

 7. EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust (or Composite) will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, Composite, the Trust's sub-administrator or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

 8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The Trust understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment advisor or investment Sub-Advisor to one or more other investment companies or series of investment companies, and the Trust has no objection to the Sub-Advisor so acting, provided that whenever the Trust and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Trust. In addition, the Trust understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

 9. TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue in effect for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by Composite, the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Sub-Advisor and, will terminate automatically upon any termination of the advisory agreement between the Trust and Composite. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

10. REPRESENTATIONS OF THE TRUST AND THE SUB-ADVISOR

     The Trust represents that (i) a copy of its Agreement and Declaration of Trust, dated October 4, 1995, and Amended Agreement and Declaration of Trust dated January 18, 1996, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (ii) the appointment of Composite has been duly authorized, (iii) the appointment of the Sub-Advisor has been duly authorized, and (iv) it has acted and will continue to act in conformity with the Investment Company Act of 1940, as amended, and other applicable laws.

     Composite represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Advisor has been duly authorized, and
(iii) it will act in conformity with the Investment Company Act of 1940, as amended, and other applicable laws.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11. INDEMNIFICATION

     Composite shall indemnify and hold harmless the Sub-Advisor, its officers, directors, employee control persons and affiliated persons (as defined in the Investment Company Act of 1940, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12. AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Trust until approved by vote of a majority of the outstanding voting securities.

13. LIMITATION OF LIABILITY

     This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this Agreement shall be binding upon the assets and property of the Trust only and shall not be binding upon any Trustee, officer or shareholder of the Trust individually.

14. ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto.

15. GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

16. COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,

                                          SIERRA PRIME INCOME FUND

Dated:                                    By
      --------------------------------      ------------------------------------
                                            Name:
                                            Title:



                                          COMPOSITE RESEARCH & MANAGEMENT CO.

Dated:                                    By
      --------------------------------      ------------------------------------
                                            Name:
                                            Title:



Accepted:

VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT INC.

By
  ------------------------------------
  Name:
  Title:
                                          Dated:
                                                --------------------------------

                            SIERRA PRIME INCOME FUND
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER  , 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                            SIERRA PRIME INCOME FUND

This proxy is for your use in voting on various matters relating to the Sierra Prime Income Fund (the "Fund"). The undersigned shareholder(s) of the Fund,
revoking previous proxies, hereby appoint(s)        and        each of them
(with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on November , 1997 and any adjournments thereof (the "Special Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

(1) To consider and act upon a proposal to elect a Board of Trustees.

[ ] FOR all of the nominees    [ ] WITHHOLD AUTHORITY to vote for      [ ] FOR all of the nominees listed below
    listed below.                  all of the nominees listed below.       except for those whose names have been
                                                                           stricken.

(Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name(s) of such nominee(s) below.)

Arthur H. Bernstein        Wayne L. Attwood      William G. Papesh
David E. Anderson          Kristianne Blake      Daniel L. Pavelich
Edmond R. Davis            Anne V. Farrell       Jay Rockey
John W. English            Michael K. Murphy     Richard C. Yancey
Alfred E. Osborne, Jr.

(2) To approve a new Investment Advisory Agreement between the Fund and Composite Research & Management Co. ("Composite").

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

(3) To approve a new Investment Sub-Advisory Agreement for the Fund between Composite and Van Kampen American Capital Management, Inc. (contingent upon approval of Proposal 2)
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
(4) To transact such other business as may properly come before the Special Meeting or an adjournment thereof.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
Please Date:

                                                         Date:         , 1997

                                                       -------------------------
                                                             (Signature of
                                                             shareholder)

                                                       -------------------------
                                                        (Co-owner signature, if
                                                                 any)

                                                       -------------------------
                                                            Printed name of
                                                             shareholder)

                                                       -------------------------
                                                           (Printed name of
                                                           Co-owner, if any)

                                                       Please print and sign
                                                       your name in the space
                                                       provided to authorize the
                                                       voting of your shares as
                                                       indicated and (Signature
                                                       of shareholder) (Co-owner
                                                       signature, if return
                                                       promptly. When signing on
                                                       behalf of a corporation,
                                                       any) partnership, estate,
                                                       trustor in any other
                                                       representative capacity
                                                       please sign your name and
                                                       title. For joint
                                                       accounts, each joint
                                                       owner must sign.


 PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
       ENVELOPE.  NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.